MFS(R) Utilities Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below.

Portfolio Managers                 Primary Role            Since     Title and Five Year History
Robert D. Persons                 Debt Securities        May 2005    Vice President of MFS;  employed in the investment
                                 Portfolio Manager                   management area of MFS since 2000.

Maura A. Shaughnessy            Equities Securities        1992      Senior  Vice  President  of MFS;  employed  in the
                                 Portfolio Manager                   investment management area of MFS since 1991.


                   The date of this Supplement is May 1, 2005.